EMPLOYMENT AGREEMENT


         THIS AGREEMENT is entered into as of the ___ day of September, 2002 between MEGAPRO TOOLS, INC. ("Employer" or the "Company") and NEIL MORGAN ("Employee").

                              PRELIMINARY STATEMENT

         Employer is a Nevada corporation with its principal place of business in Boca Raton, Florida. Employee has substantial business experience and related business skills which can be utilized in Employer's business. Employer desires to employ Employee upon the terms and conditions hereinafter set forth, and the Employee desires to accept such employment. Employer and Employee desire to set forth in writing the terms and conditions of their agreements and understandings.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                 I. DEFINITIONS

          A.  Employee.  The term  "Employee"  as used  herein  shall  mean Neil
     Morgan.

          B. Annual Salary. For purposes of this Agreement, the term "Annual Salary" shall mean the compensation payable to Employee as provided for in
     Section VI(A) hereof.

          C. Cause. For purposes of this Agreement, the term "cause" is defined to include the conviction by a court of law for acts of serious moral turpitude of Employee; gross negligence of Employee in connection with the performance of his duties as provided for in this Agreement, which gross negligence causes or potentially could cause substantial material harm to the Employer; fraud by Employee; and continuous material breach by Employee of any of the material terms and conditions of the Employment Agreement.

                                 II. EMPLOYMENT

         Employer hereby employs Employee, and Employee hereby accepts employment by the Employer upon all the terms and conditions as are hereinafter set forth.

                                    III. TERM

         Subject to the provisions for termination, the term of this Employment Agreement shall commence as of September __, 2002 and shall terminate on March __, 2003 (the "Employment Term"). Prior to the termination of the term hereof, the parties will in good faith evaluate an extension of the term or completion of a new employment agreement.


                  IV. EMPLOYEE'S REPRESENTATION AND WARRANTIES

         Employee represents and warrants to Employer that he is free to accept employment with Employer as contemplated herein, and he has no other prior obligations or commitments of any kind to anyone which would in any way interfere with his acceptance, or the full performance of his obligations, under this Agreement, or the exercise of his best efforts to his employment hereunder.


                        V. DUTIES AND EXTENT OF SERVICES

          A. Efforts. Employee agrees to devote such working time, energy, knowledge, and efforts as shall be necessary or appropriate to the performance and discharge of Employee's duties and responsibilities hereunder and such other reasonable duties and responsibilities as are assigned to him from time to time by the Board of Directors of Employer and consistent with his capacity as described in subsection V.B. below. Employee's duties hereunder shall be performed at the business offices of Employer, but may also be performed at such other places as may be designated by Employer.

          B. Position and Responsibilities. The Employee shall serve as the Manager for Employer, with such duties as are assigned to him by the Board of Directors and/or Chief Executive Officer of Employer consistent with his status and capacity as a Manager for Employer.

          C. Fees and Remuneration. Employee hereby agrees that all fees or other remuneration received or collected as a result of services rendered by him to Employer or otherwise relating in any manner to Employer's business shall be the property of Employer. Employee acknowledges that his employment does not confer upon him any ownership interest in or claim upon any fees earned by Employer for his services, whether said fees are collected during his employment or after the termination thereof. Employee expressly agrees that the compensation and benefits received by him or payable to him under this Agreement shall satisfy and discharge in full all his claims upon Employer for compensation in respect of his services.

                                VI. COMPENSATION

         As his compensation for services rendered to the Employer during the Employment Term, in whatever capacity rendered, the Employee shall receive:

         A. Annual Salary. Salary at a monthly rate of US $12,500 dollars, payable semi-monthly (or on such basis as Employer shall pay other Employees of the Company) out of the available cash flow from the Vancouver and Seattle operations of Employer. The Annual Salary is subject to adjustment, from time to time, at the sole discretion of Employer's Board of Directors.

     B. Fringe Benefits. Employer shall provide Employee with normal fringe benefits, including a health insurance program, provided to its United States based Employee personnel as Employer may determine from time to time.

                                 VII. DEDUCTIONS

         Deductions shall be made from Employee's total annual compensation and any bonuses for withholding tax and other such taxes as may from time to time be required by governmental authority.

                                 VIII. EXPENSES

         Employee is expected, from time to time, to incur reasonable entertainment, travel and other expenses for promoting the business of Employer which will be reimbursed by Employer. Reimbursement for such expenses however shall be subject to such regulations and procedures as the Employer may from time to time establish.

                                 IX. FACILITIES

         Employer shall provide and maintain such facilities, equipment and supplies as it deems necessary for the Employee's performance of his duties under this Employment Agreement.

                               X. EMPLOYER RECORDS

         All books, records and documents relating to Employer's business shall be the sole and permanent property of the Employer. The Employee shall not be entitled to retain any copies thereof notwithstanding his participation therein.

         Unless required by service of legal process, no other Employer records shall be displaced or delivered to, or any information therefrom disclosed, to any person not connected with the Employer except in strict accordance with the rules of the Employer from time to time established. Employer shall provide Employee reasonable access to all personnel records relating to Employee's employment hereunder.


                                  XI. STANDARDS

         The Employee shall perform his duties under this Agreement in accordance with the highest standards of professional ethics and practices as may from time to time be applicable during the Employment Term.


                         XII. TERMINATION OF EMPLOYMENT

     A. Events of Termination. The Employment Term may be terminated by either Employee or Employer at any time upon delivery of written notice to the other party.

     B. Amounts Due Employee/Employer. Upon termination, Employee shall be entitled to all compensation earned through the date of termination.


XIII.    APPLICABLE LAW; SEVERABILITY

         This Agreement shall be governed by and construed pursuant to the laws of the State of Florida, where it is made and executed. If any terms or part of this Agreement shall be determined to be invalid, illegal, or unenforceable in whole or in part, the validity of the remaining part of such term or the validity of any other term of this Agreement shall not in any way be affected. All provisions of this Agreement shall be construed to be valid and enforceable to the full extent permitted by law.

                                  XIV. HEADINGS

         The paragraph headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.


                                XV. COUNTERPARTS

         This Employment Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute one instrument.


                     XVI. BINDING PROVISIONS AND PERFORMANCE

         This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors in interest of any kind whatsoever, and all such parties agree to be bound by the provisions contained herein.


                                 XVII. AMENDMENT

         No amendment or variation of the terms of this Agreement shall be valid unless made in writing and signed by the parties hereto.


                        XIII. ENTIRE EMPLOYMENT AGREEMENT

         This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof.


                     XIX. WAIVER OF VIOLATION NOT CONTINUING

         The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach.


                                 XX. ASSIGNMENT

         This Agreement is personal to each of the parties hereto, and neither party may assign nor delegate any of his or its rights or obligations hereunder without first obtaining the written consent of the party.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals on the day and year first above written.

                                                     MEGAPRO TOOLS, INC.


                                              By:/s/ Dennis Crowley
                                                     -------------------------
                                                     Dennis Crowley, President



                                                /s/  Neil Morgan
                                                     -------------
                                                     NEIL MORGAN